UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2014

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15891	41-1724239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

One Hundred-Thirteenth Supplemental Indenture

On November 12, 2014, NRG Energy, Inc. (“NRG”), the subsidiaries of NRG currently party to the Indenture (defined below), Forward Home Security, LLC and NRG Connected Home LLC (collectively, the “Guaranteeing Subsidiaries”), and Law Debenture Trust Company of New York, as trustee (the “Trustee”), entered into the one hundred-thirteenth supplemental indenture (the “One Hundred-Thirteenth Supplemental Indenture”), supplementing the indenture, dated as of February 2, 2006 (the “Base Indenture”), as supplemented by (i) the thirty-sixth supplemental indenture, dated as of August 20, 2010 (the “Thirty-Sixth Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 8.25% senior notes due 2020 (the “2020 Notes”), (ii) the forty-second supplemental indenture, dated as of January 26, 2011 (the “Forty-Second Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.625% senior notes due 2018 (the “2018 Notes”), (iii) the fifty-first supplemental indenture, dated as of May 24, 2011 (the “Fifty-First Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.875% senior notes due 2021 (the “2021 Notes”), (iv) the seventieth supplemental indenture, dated as of September 24, 2012 (the “Seventieth Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $990,000,000 aggregate principal amount of 6.625% senior notes due 2023 (the “2023 Notes”), and (v) the one hundred-ninth supplemental indenture, dated as of January 27, 2014 (the “One Hundred-Ninth Supplemental Indenture,” and together with the Base Indenture, the Thirty-Sixth Supplemental Indenture, the Forty-Second Supplemental Indenture, the Fifty-First Supplemental Indenture and the Seventieth Supplemental Indenture, each as further supplemented and amended to the date hereof, the “Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 6.250% senior notes due 2022 (the “2022 Notes,” and collectively with the 2020 Notes, the 2018 Notes, 2021 Notes and the 2023 Notes, the “Notes”).  Pursuant to the One Hundred-Thirteenth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under the Notes.

A copy of the One Hundred-Thirteenth Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the One Hundred-Thirteenth Supplemental Indenture is qualified in its entirety by reference to such exhibit.

Third Supplemental Indenture

On November 12, 2014, NRG, the subsidiaries of NRG currently party to the 2014 Indenture (defined below), the Guaranteeing Subsidiaries, and the Trustee, as trustee under the 2014 Indenture, entered into the third supplemental indenture (the “Third Supplemental Indenture”), supplementing the indenture, dated as of April 21, 2014 (the “2014 Indenture”), pursuant to which NRG issued $1,000,000,000 aggregate principal amount of 6.25% senior notes due 2024 (the “2024 Notes”).  Pursuant to the Third Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under the 2024 Notes.

A copy of the Third Supplemental Indenture is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the Third Supplemental Indenture is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

The Exhibit Index attached to this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.

	By:	/s/ David R. Hill
David R. Hill
Executive Vice President and General Counsel

November 14, 2014

EXHIBIT INDEX

Exhibit No.	Document

4.1	One Hundred-Thirteenth Supplemental Indenture, dated as of November 12, 2014, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.2	Third Supplemental Indenture, dated as of November 12, 2014, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.